INVESTMENT IN AFFILIATE	12 Months Ended
Dec. 31, 2024
Investment In Affiliate [Abstract]
INVESTMENT IN AFFILIATE [Text Block]
NOTE 8 -	INVESTMENT IN AFFILIATE

On December 26, 2019, IMC Holdings entered into a Share Purchase Agreement (the “SPA”) with Xinteza API Ltd. (“Xinteza”), a company with a unique biosynthesis technology, under which IMC Holdings invested an aggregate amount of US$1,700 thousand (approximately $2,468) in exchange for issuance of 38,082 preferred shares of Xinteza.

On February 24, 2022, IMC Holdings entered into a Simple Agreement for Future Equity (the “SAFE”) with Xinteza, under which IMC Holdings invested US$100 thousand (approximately $125), in exchange for additional future shares of Xinteza.

As of December 31, 2024, IMC Holdings holds 25.32% of the voting rights of Xinteza regularly and has the right for two members of the Board of Directors out of five. However, it was determined that the economic interests of the preferred shares are not substantially identical to those of ordinary shares (due to such features as liquidation preference and redemption feature). Thus, since the preferred shares do not meet the criteria for ordinary equity ownership interest, the equity method is not applicable and thus the investment in Xinteza is subject to the provisions of IFRS 9 and is accounted for as a financial asset measured at fair value through profit or loss categorized within Level 3 of fair value hierarchy.

As of December 31, 2024 and 2023, the investment in an affiliate amounted to $1,631 and $2,285, respectively. Thus, during the year ended December 31, 2024, the Company recorded revaluation expenses from change of the fair value in investment in affiliate of $837 less an effect of foreign currency translation of $183.